                                                                 Exhibit 10.5.15
                                                               Name:  Gary Ruben


                                  SCHEDULE 1 TO
             CONSENT TO TRANSACTION, ELECTION AND POWER OF ATTORNEY



       BRIERBROOK PARTNERS,
             L.L.C.                        PERCENTAGE                     CASH
           OWNERSHIP                        OWNERSHIP                    AMOUNT
       -------------------                 ----------                    ------
            $50,000                           3.33%                     $65,000





                                            /s/   Gary Ruben
                                            ------------------------------------
                                            Name:   Gary Ruben

May     , 2002
    ----